UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2017

VICON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

New York	1-7939	11-2160665
(State of Incorporation or	(Commission File Number)	(IRS Employer
Organization)		Identification No.)

135 Fell Court, Hauppauge, New York	11788
(Address of Principal Executive Offices)	(Zip Code)

(631) 952-2288
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 20, 2017, Vicon Industries, Inc. (the "Company") entered into a Second Amended and Restated Credit Agreement (the “Agreement”) with NIL Funding Corporation. Under the amended agreement, the Company can borrow up to $4 million under a sub-line of credit that is not subject to a borrowing base formula, and can borrow up to an additional $2 million to the extent it has sufficient “eligible” accounts receivable to support such borrowings. Prior to the amendment, $4 million of the $6 million credit facility was subject to a borrowing base formula. The amended credit agreement also extends the maturity date of the credit facility to April 2, 2019, and reduces the Company’s minimum tangible net worth requirement.

In connection with the amended agreement, NIL Funding was issued a three-year warrant to purchase 1.5 million shares of Vicon common stock at a price of $.40 per share.

NIL Funding Corporation is an affiliate of The InterTech Group, Inc. InterTech’s Executive Vice President and Chief Operating Officer, Julian A. Tiedemann, serves as the Chairman of the Company’s Board of Directors.

The foregoing is a summary of the terms of the Agreement and warrant, does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of such agreements, which have been filed as exhibits to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Warrant to purchase Common Stock of Vicon Industries, Inc. dated as of April 20, 2017
10.1	Second Amended and Restated Credit Agreement between the Company and NIL Funding Corporation, dated as of April 20, 2017
10.2	Amended and Restated Revolving Line of Credit Note (Facility B) between the Company and NIL Funding Corporation, dated as of April 20, 2017
10.3	Amended and Restated Revolving Line of Credit Note (Facility A) between the Company and NIL Funding Corporation, dated as of April 20, 2017
99.1	Registrant's Press Release dated April 21, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2017

VICON INDUSTRIES, INC.

By: /s/ John M. Badke
John M. Badke
Chief Executive Officer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Warrant to purchase Common Stock of Vicon Industries, Inc. dated as of April 20, 2017
10.1	Second Amended and Restated Credit Agreement between the Company and NIL Funding Corporation, dated as of April 20, 2017
10.2	Amended and Restated Revolving Line of Credit Note (Facility B) between the Company and NIL Funding Corporation, dated as of April 20, 2017
10.3	Amended and Restated Revolving Line of Credit Note (Facility A) between the Company and NIL Funding Corporation, dated as of April 20, 2017
99.1	Registrant's Press Release dated April 21, 2017